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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                       March 9, 2001 (February 26, 2001)
                       ---------------------------------

                             LOWE'S COMPANIES, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


North Carolina                  1-7898                      56-0578072
--------------                  ------                      ----------
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)

        1605 Curtis Bridge Road
       Wilkesboro, North Carolina                     28697
       --------------------------                     -----
(Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code:  (336) 658-4000
                                                           --------------

                                 Not Applicable
                                 --------------
          (former name or former address if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On February 26, 2001 the Company issued a news release announcing its earnings for the fourth quarter ended February 2, 2001. A copy of the news release is attached as an exhibit to this filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)
     Exhibits
     --------

     99.1 News release dated February 26, 2001 announcing the Company's earnings for the fourth quarter ended February 2, 2001.
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOWE'S COMPANIES, INC.


Date:   March 9, 2001               /s/ Robert A. Niblock
                                    ----------------------
                                    Name:  Robert A. Niblock
                                    Title: Senior Vice President
                                           and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibits
--------

99.1 News release dated February 26, 2001 announcing the Company's earnings for the fourth quarter ended February 2, 2001.